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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): February 25, 2000





                       GREENWICH CAPITAL ACCEPTANCE, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     333-90547               06-1199884
-------------------------------     -----------------       -------------------
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
        Incorporation)                 File Number)         Identification No.)


       600 Steamboat Road
     Greenwich, Connecticut                                06830
--------------------------------                     ------------------
     (Address of Principal                               (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code (203) 622-2700
                                                   ----- --------

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



Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         In connection with the proposed offering of the Resecuritization Mortgage Trust Certificates, Series 2000-A, Greenwich Capital Markets, Inc. (the "Underwriter") has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         The Computational Materials are attached hereto as Exhibit 99.1. These Computational Materials are filed on Form SE dated February 28, 2000 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials.
                  filed on Form SE dated February 28, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENWICH CAPITAL ACCEPTANCE, INC.



                                        By:   /s/ John Paul Graham
                                             -------------------------
                                             Name:  John Paul Graham
                                             Title:  Vice President



Dated:  February 28, 2000

Exhibit Index
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Exhibit                                                               Page
-------                                                               ----

99.1              Computational Materials
                  filed on Form SE dated February 28, 2000.